UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2009

Netlist, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Discovery, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 435-0025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On March 27, 2009, Netlist, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the fourth quarter and full fiscal year ended January 3, 2009. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On May 25, 2009, James Perrott informed the Company of his decision to resign from his position of SVP of Engineering and Marketing, due to personal reasons.  His resignation is effective May 29, 2009.

Item 9.01       Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009	NETLIST, INC.

/s/ Gail Itow
Gail Itow
Vice President and Secretary